SUPPLEMENT dated May 1, 2020

to the SUMMARY PROSPECTUS, PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION,

each dated May 1, 2020
of

Value Line VIP Equity Advantage Fund,

a series of Value Line Funds Variable Trust

The information in this Supplement updates information in the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated May 1, 2020, of Value Line VIP Equity Advantage Fund (the “Fund”).

The Board of Trustees of Value Line Funds Variable Trust has approved the liquidation and subsequent termination of the Fund. The Fund’s liquidation is expected occur on or about July 15th, 2020 (or as soon thereafter as reasonably practicable), and the Fund’s dissolution is expected to occur after the redemption of all the Fund’s outstanding shares held by GIAC.

The Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. (“GIAC”). In anticipation of the liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement. GIAC and any other existing shareholders may continue to redeem their Fund shares in accordance with the terms set forth in the Prospectus through the date of the Fund’s liquidation. Shareholders should consult with their tax advisors for information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to their specific situation. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

Please contact the Fund at 800-221-3253 for more information.